EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2004 (the "Report") by National Coal Corp. ("Registrant"), each of the undersigned hereby certifies that:

1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.






Date:  December 15, 2004                /s/ Jon Nix
                                       -----------------------------
                                       Jon Nix
                                       President and
                                       Chief Executive Officer






Date:  December 15, 2004                /s/ Robert Chmiel
                                       -----------------------------
                                       Robert Chmiel,
                                       Chief Financial Officer